SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 2, 2004

Wells Real Estate Fund VIII L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of 15253 Bake Parkway

On December 2, 2004 (effective November 30, 2004), Fund VIII-IX-REIT Joint Venture (the “Joint Venture”), a joint venture among Wells Real Estate Fund VIII, L.P. (the “Registrant”), Wells Real Estate Fund IX, L.P., and Wells Operating Partnership, L.P., sold an office building containing approximately 65,000 rentable square feet located in Irvine, California (“15253 Bake Parkway”) to an unaffiliated third party for a gross sales price of $12.4 million, less closing costs.

The Registrant holds an equity interest of approximately 46.14% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of 15253 Bake Parkway were approximately $5.5 million. The Registrant expects to recognize a gain of approximately $1.4 million from the sale of 15253 Bake Parkway.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P.
(Registrant)

	By:	WELLS PARTNERS, L.P.
General Partner

		By:	Wells Capital, Inc.
General Partner

			By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 8, 2004

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WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of 15253 Bake Parkway by Fund VIII-IX-REIT Joint Venture (the “Joint Venture”), a joint venture among the Registrant, Wells Real Estate Fund IX, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 46.14% in the Joint Venture, which owned 100% of 15253 Bake Parkway.

The following unaudited pro forma statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004, have been prepared to give effect to the sales of Hannover Center and 15253 Bake Parkway as if the dispositions occurred on January 1, 2003. Fund VII and Fund VIII Associates sold the Hannover Center on April 29, 2004. The Registrant holds an equity interest of approximately 63.4% in Fund VII and Fund VIII Associates, a joint venture between the Registrant and Wells Real Estate Fund VII, L.P. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Hannover Center or 15253 Bake Parkway if the transactions had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Hannover Center and 15253 Bake Parkway been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$17,750,126	$(3,194,994	)(b)	$14,555,132
Cash and cash equivalents	1,773,664	5,487,477	(c)	7,261,141
Due from joint ventures	1,365,191	0		1,365,191

Total assets	$20,888,981	$2,292,483		$23,181,464

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$29,326	$0		$29,326
Partnership distribution payable	686,906	0		686,906

Total liabilities	716,232	0		716,232

Partners’ capital:
Limited partners:
Class A – 2,892,235 units outstanding	20,075,359	2,042,299	(d)	22,117,658
Class B – 311,034 units outstanding	97,390	250,184	(d)	347,574
General partners	0	0		0

Total partners’ capital	20,172,749	2,292,483		22,465,232

Total liabilities and partners’ capital	$20,888,981	$2,292,483		$23,181,464

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on 15253 Bake Parkway ($2,292,483) less the Registrant’s pro rata share of assumed distribution of proceeds from the sale of 15253 Bake Parkway ($5,487,477). The pro forma adjustment does not include amounts related to re-leasing costs incurred from October 1, 2004 through the sale date, which reduced the Registrant’s pro rata share of gain by approximately $800,000.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of 15253 Bake Parkway.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of 15253 Bake Parkway. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Hannover Center		15253 Bake Parkway		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,565,459	$(91,426	)(b)	$(248,188	)(c)	$1,225,845

EXPENSES:
Partnership administration	75,397	0		0		75,397
Legal and accounting	16,246	0		0		16,246
Other general and administrative	9,375	0		0		9,375

	101,018	0		0		101,018

OTHER INCOME	2,033	0		0		2,033

NET INCOME (LOSS)	$1,466,474	$(91,426)		$(248,188)		$1,126,860

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,466,474	$(91,426)		$(248,188)		$1,126,860

CLASS B LIMITED PARTNERS	$0	$0		$0		$0

NET INCOME PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.51					$0.39

CLASS B	$0.00					$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,875,115					2,875,115

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects equity in income for the year ended December 31, 2003 of Fund VII and Fund VIII Associates earned by the Registrant related to the Hannover Center, which sold April 29, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of the Joint Venture earned by the Registrant related to 15253 Bake Parkway for the year ended December 31, 2003. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Hannover Center		15253 Bake Parkway		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$2,386,151	$(319,474	)(b)	$(290,923	)(c)	$1,775,754

EXPENSES:
Partnership administration	117,469	0		0		117,469
Legal and accounting	34,852	0		0		34,852
Other general and administrative	2,123	0		0		2,123

	154,444	0		0		154,444

OTHER INCOME	3,936	0		0		3,936

NET INCOME (LOSS)	$2,235,643	$(319,474)		$(290,923)		$1,625,246

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$2,144,896	$(320,350)		$(360,496)		$1,464,050

CLASS B LIMITED PARTNERS	$90,747	$876		$69,573		$161,196

NET INCOME PER WEIGHTED- AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.74					$0.51

CLASS B	$0.29					$0.52

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,892,655					2,892,655

CLASS B	310,614					310,614

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2004.
(b)	Reflects equity in income of Fund VII and Fund VIII Associates earned by the Registrant related to the Hannover Center for the period from January 1, 2004 to April 29, 2004 (date of sale). The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Reflects equity in income of the Joint Venture earned by the Registrant related to 15253 Bake Parkway for the nine months ended September 30, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 15253 Bake Parkway if the transaction had occurred on January 1, 2003.

See accompanying notes.

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